Exhibit 10.12

NINTH AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Ninth Amendment to the Research and License Agreement (“Ninth Amendment”) is made as of April 23, 2025, and is effective as of January 21, 2020 (the “Ninth Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

INNOCAN PHARMA A LTD., of 03 Arik Einstein Street, Herzliya, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended by the First through Eighth Amendments (the “License Agreement”)

WHEREAS:	the Parties wish to amend the License Agreement as set forth herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble to this Ninth Amendment constitutes an integral part hereof and shall be read jointly with its terms and conditions.

1.2.	In this Ninth Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include the female gender, and the use of the word “or” shall mean “and/or”.

1.3.	The headings of the sections in this Ninth Amendment are for the sake of convenience only and shall not serve in the interpretation of the Ninth Amendment.

1.4.	In this Ninth Amendment, any capitalized terms that are used but not defined herein shall carry the meaning attributed to them in the License Agreement.

2.	The number 5.5 in Section 16.3.1 of the License Agreement will be replaced by the number 5.4.

3.	Section 16.3.5 of the License Agreement is hereby deleted.

4.	This Ninth Amendment shall amend and supplement the License Agreement only to the extent expressly set forth above. This Ninth Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the License Agreement, or any other right, remedy, power or privilege of any Party, except as expressly set forth herein. To the extent of any inconsistency between the License Agreement and this Ninth Amendment, this Ninth Amendment shall control and shall supersede the License Agreement. The License Agreement is and shall remain in full force and effect to the extent not amended by this Ninth Amendment. The terms of this Ninth Amendment shall be governed by and construed in a manner consistent with the provisions of the License Agreement.

IN WITNESS WHEREOF, the Parties have executed this Ninth Amendment as of the Ninth Amendment Effective Date first written above.

	YISSUM		THE COMPANY

By:	/s/ Ariela Markel,	By:	/s/ Iris Bincovich
Name:	Ariela Markel,	Name:	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	April 23, 2025	Date:	April 23, 2025

By:	/s/ Alon Natanson
Name:	Alon Natanson
Title:	CEO
Date:	April 23, 2025

I the undersigned, Prof. Chezy Barenholtz, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby undertake to cooperate fully with Yissum in order to ensure its ability to fulfill its obligations hereunder, as set forth herein.

/s/ Chezy Barenholtz	April 23, 2025
Prof. Chezy Barenholtz	Date signed